UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
_________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 21, 2024
_________________________
Credo Technology Group Holding Ltd
(Exact name of registrant as specified in its charter)
 _________________________

Cayman Islands	001-41249	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Maples Corporate Services, Limited, PO Box 309, Ugland House Grand Cayman, KY1-1104, Cayman Islands		N/A
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: (408) 664-9329
N/A
(Former name or former address, if changed since last report)
_________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, par value $0.00005 per share	CRDO	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

The 2024 Annual General Meeting of Credo Technology Group Holding Ltd (the “Company”) was held on October 21, 2024. At the 2024 Annual General Meeting, the Company’s shareholders voted on the following proposals, which are described in detail in the Company’s 2024 Proxy Statement as filed on August 26, 2024 (the “Proxy Statement”).

1.A proposal to elect the three (3) Class III director nominees to hold office until the earlier of the 2027 Annual General Meeting or their resignation or removal. Each of the three (3) Class III director nominees named in the Proxy Statement was elected as set forth below:

Nominee	For	Withheld	Broker Non-Votes
Clyde Hosein	116,947,234	3,224,593	14,405,421
Manpreet Khaira	113,152,912	7,018,915	14,405,421
Lip-Bu Tan	105,957,153	14,214,674	14,405,421

2.A proposal to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement. This proposal was approved as set forth below:

For	Against	Abstain
105,986,101	14,124,294	61,432

3.A proposal to approve the Company's amended and restated employee stock purchase plan, as disclosed in the Proxy Statement. This proposal was approved as set forth below:

For	Against	Abstain
119,262,420	900,457	8,950

4.A proposal to ratify the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for its fiscal year ending May 3, 2025. This proposal was approved as set forth below:

For	Against	Abstain
134,462,004	86,646	28,598

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Credo Technology Group Holding Ltd

Date: October 22, 2024	By:	/s/ James Laufman
James Laufman
Chief Legal Officer